VANGUARD
EQUITY INCOME
FUND

Annual Report - September 30, 1997

[PHOTO]

[THE VANGUARD GROUP LOGO]

OUR CREW MAKES THE DIFFERENCE

Throughout our history, The Vanguard Group has received considerable attention as the low-cost provider of mutual funds. While such accolades are gratifying, we are most proud, not of our low operating expenses or the billions of dollars we manage, but of our sterling reputation created by the Vanguard crew.

       We recognize that it is our crew members--some 6,000 highly motivated men and women--who form the cornerstone of our operations. As with any cornerstone, we could not survive long--let alone prosper--without it. That's why we chose this fiscal year's annual report to celebrate the spirit, enthusiasm, and achievements of our crew. (We call those who work at Vanguard crew members, not employees, because they operate as a team to accomplish our mission of serving you, our clients.)

       But while we prize the collective contributions of our crew, we also take time to recognize the importance of the individual. Each calendar quarter, we present our Award For Excellence to a handful of crew members who have demonstrated particular excellence in the performance of their jobs and who embody "The Vanguard Spirit." Our report cover shows only a few of the more than 300 crew members who have received this distinction since 1984.

[PHOTO]
John C. Bogle
Chairman

[PHOTO]
John J. Brennan
Presdent

       They, along with the rest of our valiant crew, look forward to serving you in the years ahead.


CONTENTS
    A MESSAGE TO OUR SHAREHOLDERS.................  1
    THE MARKETS IN PERSPECTIVE....................  4
    REPORT FROM THE ADVISERS......................  6
    PORTFOLIO PROFILE.............................  8
    PERFORMANCE SUMMARY........................... 10
    FINANCIAL STATEMENTS.......................... 11
    REPORT OF INDEPENDENT ACCOUNTANTS............. 19



All comparative mutual fund data are from Lipper Analytical Services, Inc., or Morningstar unless otherwise noted.

FELLOW SHAREHOLDER,

Vanguard Equity Income Fund soared along with the high-flying U.S. stock market in the fiscal year ended September 30, 1997, providing a remarkable return of +34.2%.

       The gain was the highest in the Fund's nine-and-a-half year lifetime and precisely matched the return of the average equity income fund. However, it fell short of the truly amazing performance of the Standard & Poor's 500 Composite Stock Price Index, which earned +40.4%. The table at right presents the fiscal 1997 total returns (capital change plus reinvested dividends) of the Fund, its average competitor, and the unmanaged S&P 500 Index. The Fund's total return is based on net asset values of $17.69 per share on September 30, 1996, and $22.28 per share on September 30, 1997, with the latter figure adjusted for the reinvestment of four quarterly dividends totaling $0.64 per share from net investment income and a distribution of $0.58 per share paid from net realized capital gains.

-------------------------------------------------------
                                       TOTAL RETURNS
                                     FISCAL YEAR ENDED
                                    SEPTEMBER 30, 1997
-------------------------------------------------------
Vanguard Equity Income Fund               +34.2%
-------------------------------------------------------
Average Equity Income Fund                +34.2%
-------------------------------------------------------
S&P 500 Index                             +40.4%
-------------------------------------------------------

FISCAL 1997 PERFORMANCE OVERVIEW

For the third year in a row, the U.S. stock market shot higher in the twelve months ended September 30, bringing the three-year cumulative return of the S&P 500 Index to an incredible +119%. Economic conditions remained ideal for equity investors, as business activity continued to rise without engendering increases in inflation or long-term interest rates, and corporate profits continued to burgeon. On balance during the year, the yield on the benchmark 30-year U.S. Treasury bond declined by 0.49 percentage point to 6.43%. On the short-term side, by contrast, rates eased upward, with the yield on the three-month U.S. Treasury bill closing the fiscal year at 5.11%, up 0.08 percentage point from the level on September 30, 1996. The general decline in long-term interest rates raised bond prices by more than 6%, bringing total long-term bond returns (including interest payments) to some 13%. This interest-rate environment, along with the splendid economic fundamentals, elevated the already-high spirits of investors, and by year-end stock prices were at or near historic highs in relation to such fundamentals as dividends, earnings, and book values.

       Our +34.2% return was marvelous on an absolute basis and, as noted, was equal to that of the average equity income fund. The main reason for our shortfall versus the S&P 500 Index was our near-absence from the technology sector, which skyrocketed some 67% during the year. Technology stocks accounted for about 13% of the Index's capitalization versus roughly 1% of the Fund's assets. We also were hurt by our comparatively heavy weighting in utility stocks (accounting for nearly 25% of the Fund, but less than 10% of the Index). Utilities lagged the Index as a whole, providing a return of about +27%.

      These large variations in our sector weightings from those of the S&P 500 Index are largely explained by our income objective. Technology stocks have extremely low dividend yields, while utilities are among the market's highest-yielding groups. Our modest cash reserve also put us at a disadvantage compared with the Index; cash is a drag on performance in a rapidly rising market, and the Index, as a theoretical construct, includes no cash.

--------------------------------------------------------------------
                                               TOTAL ASSETS MANAGED
                                              ----------------------
                                               $ MILLION     PERCENT
--------------------------------------------------------------------
Newell Associates                                $1,241        63%
John A. Levin & Company, Inc.                       306        16
Spare, Kaplan, Bischel & Associates                 302        16
Cash Reserves*                                       99         5
--------------------------------------------------------------------
Total                                            $1,948       100%
--------------------------------------------------------------------

*Each adviser also may maintain a modest cash reserve.

       Since December 31, 1994, the Fund's investment policies have been implemented by three advisers--Newell Associates; John A. Levin & Company; and Spare, Kaplan, Bischel & Associates. The table at left shows their current allocation of Fund assets.

       We should note that Newell Associates, which has served as adviser for the Fund since its inception, continues to manage the predominant portion of our assets and turned in a particularly outstanding record during the year. Just six months from now we will mark our tenth anniversary, and we thank the Newell team for its achievements during our first decade.

LONG-TERM PERFORMANCE OVERVIEW

With nearly a decade of operations under its belt, Vanguard Equity Income Fund has produced a very respectable record. Our average annual return is a full percentage point higher than that of the average equity income fund over the period. Our long-term edge over competing funds is largely explained by our lower operating costs, which amounted to 0.45% of average net assets in fiscal 1997--nearly a percentage point below the 1.40% expense ratio of the average equity income fund.

------------------------------------------------------------------------
                                                TOTAL RETURNS
                                       MAR. 21, 1988, TO SEP. 30, 1997
                                   -------------------------------------
                                     AVERAGE         FINAL VALUE OF
                                     ANNUAL             A $10,000
                                      RATE         INITIAL INVESTMENT
------------------------------------------------------------------------
Vanguard Equity Income Fund          +15.1%              $38,257
------------------------------------------------------------------------
Average Equity Income Fund           +14.0%              $34,739
------------------------------------------------------------------------
S&P 500 Index                        +17.5%              $46,624
------------------------------------------------------------------------

       You will note that neither our Fund nor its peer group succeeded in outpacing the S&P 500 Index. This phenomenon is largely explained by the emphasis that equity income funds place on dividend-paying stocks with an aggregate dividend yield well above that of the Index. Although that sort of conservative strategy tends to lag in strong bull markets, it also has tended to provide commensurate resistance in market downturns. Equity income funds characteristically have lower risk (i.e., price volatility) than the Index or the overall market, and their risk-adjusted returns have, in fact, been fully competitive.

       We emphasize that the Fund's returns since its inception in 1988 and the returns of the stock market since that time have been extraordinarily high by long-term historical standards and are no indication whatsoever of future returns. Indeed, investors should bear in mind that stock market returns have displayed a strong tendency to revert toward their long-term average (which is under +11% annually for the U.S. stock market).

IN SUMMARY

The bull market in U.S. stocks that began 15 years ago has been especially rewarding of late. Whereas equity investors have every reason to be thankful for the stock market's bounty, they also have reason to be mindful of the accompanying risks. With stock market valuations at high levels, the ever-present risks of owning stocks are especially evident now.

       That said, the greatest risk of investing is not to invest in the first place. We believe a sound method for dealing with risk is to construct a balanced investment program-- including stock funds, bond funds, and cash reserves--suited to your objectives, financial situation, tolerance for risk, and time horizon. If you have such a program in place, you are prepared to "stay the course" toward your investment goals.



/s/ JOHN C. BOGLE                              /s/ JOHN J. BRENNAN
John C. Bogle                                  John J. Brennan
Chairman of the Board                          President


October 13, 1997

THE MARKETS IN PERSPECTIVE
Year Ended September 30, 1997



U.S. EQUITY MARKETS

For stock investors, the fiscal year ended September 30, 1997, was nothing short of spectacular. Indeed, it was a very good year for almost all types of investors: Virtually across the board, returns in the equity and bond markets ranged from quite strong to exceptional, relative to historical averages. These results can be attributed to three factors: continued solid economic growth; harnessed inflation, remaining at levels not experienced since the 1960s; and growth in corporate profits that was not only impressive but exceeded expectations. The most surprising aspect of this remarkable period is that the rate of inflation actually continued to decline despite robust growth and a very low level of unemployment. According to traditional economic theory, inflation should instead have accelerated at this point in the economic cycle. The most widely accepted explanation for this paradox involves substantial productivity gains that are not apparent from the measures in use today. Reports indicate that even the Federal Reserve Board is otherwise at a loss to explain the current "economic nirvana."

       Large-capitalization U.S. common stocks performed extraordinarily well during the past year, as illustrated by the 40.4% gain of the Standard & Poor's 500 Composite Stock Price Index. This advance ranks among the top 5% for all 12-month periods in the last 20 years. Among the best-performing sectors were technology and financial services, with increases of 67.5% and 54.1%, respectively. The surge in technology reflects robust corporate spending on this industry's products, particularly desktop computers, networking equipment, and software. Despite posting an aggregate gain of 24.4%, consumer discretionary stocks could be considered laggards. (Clearly, the market has shown amazing gains when a 24% advance over a one-year period can be viewed as inadequate.)

------------------------------------------------------------------------------
                                                AVERAGE ANNUALIZED RETURNS
                                             PERIODS ENDED SEPTEMBER 30, 1997
                                         -------------------------------------
                                            1 YEAR       3 YEARS      5 YEARS
------------------------------------------------------------------------------
EQUITY

   S&P 500 Index                             40.4%        29.9%        20.8%
   Russell 2000 Index                        33.2         23.0         20.5
   MSCI EAFE Index                           12.5          9.1         12.7
------------------------------------------------------------------------------
FIXED-INCOME

   Lehman Aggregate Bond Index                9.7%         9.5%         6.9%
   Lehman 10-Year Municipal Bond Index        9.5          8.7          7.4
   Salomon Brothers Three-Month
      U.S. Treasury Bill Index                5.2          5.4          4.6
------------------------------------------------------------------------------
OTHER

   Consumer Price Index                       2.2%         2.6%         2.7%
------------------------------------------------------------------------------

       The performance of small-company stocks, while they failed to match the outsized advance of the S&P 500 Index, was more than respectable during this period--the Russell 2000 Index gained 33.2%. The difference in return between large and small companies is partly the result of the superior earnings growth achieved by larger companies during the past 24 months. In addition, large companies generated better-than-expected earnings 60% of the time over the past year, compared to only 40% for small firms. Within sectors, the most dramatic difference between large and small companies appeared in technology issues. In the Russell 2000 Index, technology stocks advanced "only" 26.0% in aggregate, over 40 percentage points less than their large-company counterparts.

U.S. FIXED-INCOME MARKETS

In the fixed-income markets, rates fell across the yield curve, rewarding investors with higher total returns. For example, the rates on 1-, 5-, 10-, and 30-year U.S. Treasury issues fell 0.25%, 0.47%, 0.58%, and 0.49%, respectively, from September 30, 1996, to September 30, 1997. These declines reflect the continued good news regarding inflation and the relative dormancy of the Federal Reserve. The benefit of the drop in rates can be seen in the 9.7% return of the Lehman Brothers Aggregate Bond Index, the broadest measure of investment-grade issues. Investors in lower-quality securities fared even better, as illustrated by the 14.5% gain of the Lehman High Yield Bond Index. The strength of the economy combined with the lack of inflationary pressure produced an ideal environment for junk bonds.

INTERNATIONAL EQUITY MARKETS

Investments in non-U.S. common stocks did not match the gains in domestic equities, with the Morgan Stanley Capital International Europe, Australasia, Far East Index advancing 12.5% in dollars. This Index's relatively modest performance masks the fact that the European markets were very strong during the past year, gaining 48.1% in local currency terms and 35.4% in dollars, while many of the Pacific Basin markets were weak, down 5.4% in local currency and 13.1% in dollars. The Japanese market declined 15.7% in dollars and 8.6% in yen terms. Despite the competitive benefits of a weak currency, Japan continued to struggle with a weak domestic economy and an oversupply of equities. Smaller Asian markets, such as Malaysia (losing 28.5% in local terms and 44.7% in dollars), suffered from a variety of challenges, chiefly overvalued currencies and high interest rates.

REPORT FROM THE ADVISERS

The fiscal year ended September 30, 1997, was the best ever for Vanguard
Equity Income Fund, as we achieved a total return of 34.2%. While we equaled the return of the average equity income fund, we did not keep up with the breakneck pace set by the Standard & Poor's 500 Composite Stock Price Index, which returned 40.4%.

       Every sector contributed double-digit gains to the Fund's return for fiscal 1997, but, as always, there were significant differences among sectors. Our strongest performers during the year were banking and insurance stocks in the financial services sector, pharmaceuticals and other health-care stocks, and energy and petroleum stocks. Before elaborating on these, we'll discuss the two sectors that led to our shortfall versus the S&P 500 Index.


TECHNOLOGY AND UTILITIES

Our strategy of investing in relatively high-yielding stocks meant that your Fund held almost no computer-related technology stocks, most of which are inappropriate for the Fund because they pay little or no dividends. A list of our largest holdings appears in the adjacent table. The lack of technology holdings explains most of our underperformance relative to the Index, since this was by far the hottest sector of the market, gaining nearly 70%. The sector now accounts for roughly 13% of the capitalization of the S&P 500 Index (up from less than 10% only five years ago), and thus is one of the most powerful influences on the performance of the Index.

----------------------------------------------------
              TEN LARGEST STOCKS
----------------------------------------------------
                                       PERCENTAGE
COMPANY                              OF NET ASSETS
----------------------------------------------------
 1.  Bell Atlantic Corp.                  3.0%
 2.  Bristol-Myers Squibb Co.             2.6
 3.  Exxon Corp.                          2.3
 4.  Philip Morris Cos., Inc.             2.2
 5.  Texaco Inc.                          2.2
 6.  Atlantic Richfield Co.               2.1
 7.  Chevron Corp.                        2.0
 8.  U S WEST                             1.8
 9.  GTE Corp.                            1.7
10.  American Home Products Corp.         1.7
----------------------------------------------------

       Some of the technology sector's increased influence is due simply to the addition of companies to the Index, but much of it has resulted from the spectacular rise in the prices of technology stocks. Whether these stocks will continue to lead the market is far from clear. It is undeniably true that technological innovation is proceeding at an extraordinary rate, but financial results from the sector may not meet investors' high expectations. Competition in the sector is intense, free cash flows are modest for many enterprises, and the life cycles of products are quite short.

       Another reason the Fund lagged the Index during the fiscal year was our sizable weighting in utility stocks, which account for nearly a quarter of our assets versus about 10% for the Index. Returns on utilities were quite good by normal standards, but were significantly lower than the astonishing return of the Index overall. Although electric utilities in particular have continued to disappoint, thorough analysis still indicates that the sector is attractive. In its concern over prospects of electric utilities, the market is painting the entire industry with the same brush, without properly discriminating in its valuation of the various players. We have been buying utilities that should flourish in the newly emerging deregulated environment. Among our additions were Allegheny Energy, Duke Energy, and Florida Progress. We expect electric utilities to improve their relative showing over the next 6 to 12 months as state and federal regulators clarify the rules of the road for the industry.

STRONG PERFORMERS

Attractive opportunities can be found among relatively high-yielding stocks in most industry groups, as reflected in the broad diversification of the Fund's holdings. As mentioned earlier, the strongest contributors to the Fund's results in fiscal 1997 were our holdings of financial services, health-care, and petroleum-related stocks.

       The strong performance of banks continued a five-year trend produced by generally lower interest rates and favorable regulatory policies. We took some profits on financial stocks, but we remain overweighted in this sector versus the Index.

       Health-care stocks--particularly the major drug companies--enjoyed strong price appreciation. These stocks, most of which we bought after they fell out of favor because of fears of national health-insurance legislation, have recovered much of their reputation for growth in the eyes of investors. Although we have sold some of our holdings in this group, the dividend yields of several others remain high enough to keep them in the Fund under our relative-yield discipline.

       Petroleum stocks performed well because oil prices and demand for energy remained higher than many market participants had expected. Yields are still relatively attractive in this sector, and the Fund's weighting in integrated oil companies is nearly twice that of the Index.

       The Fund remains underweighted in the consumer staples sector, where, after several years of outstanding share-price increases, many of the popular large-capitalization, multinational companies have yields that remain at or near historic lows. In recent months, the market has begun to question valuations of some of these classic stocks, such as Coca-Cola and Gillette. The apt question is whether consumer-product companies can continue to generate rapid earnings growth when revenue growth is generally confined to single-digit rates.

      Some of the factors that have fueled this extended bull market may be changing. Companies have already achieved substantial reductions in their operating costs, and price pressures are intense in many industries, so earnings gains may be increasingly difficult to sustain. Even so, we are still able to find stocks that appear attractive and offer above-average capital protection. These stocks, we believe, put the Fund in a position to capture an important share of market advances. In the market downturns that are inevitable from time to time, we expect the relatively high yield of the Fund's holdings to provide some cushioning effect.

Newell Associates
John A. Levin & Co., Inc.
Spare, Kaplan, Bischel & Associates

October 10, 1997

INVESTMENT PHILOSOPHY

The advisers believe that a portfolio made up of undervalued stocks, most of which offer high dividend yields compared to their past levels and to the overall market, can provide a high level of current income, the potential for capital appreciation, and below-average price volatility for a stock mutual fund.

PORTFOLIO PROFILE
Equity Income Fund

This Profile provides a snapshot of the Fund's characteristics as of September 30, 1997, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.

PORTFOLIO CHARACTERISTICS

----------------------------------------------------------
                             EQUITY INCOME         S&P 500
----------------------------------------------------------
Number of Stocks                       163             500
Median Market Cap                   $18.5B          $35.4B
Price/Earnings Ratio                 18.5x           21.9x
Price/Book Ratio                      3.1x            4.0x
Yield                                 2.9%            1.6%
Return on Equity                     18.2%           20.3%
Earnings Growth Rate                  9.3%           18.2%
Foreign Holdings                      1.3%            2.1%
Turnover Rate                          22%              --
Expense Ratio                        0.45%              --
Cash Reserves                         6.2%              --

INVESTMENT FOCUS
----------------------------------------------------------

[CHART]


VOLATILITY MEASURES

----------------------------------------------------------
                             EQUITY INCOME         S&P 500
----------------------------------------------------------
R-Squared                             0.85            1.00
Beta                                  0.70            1.00
----------------------------------------------------------


TEN LARGEST STOCKS (% OF TOTAL NET ASSETS)
--------------------------------------------------------
Bell Atlantic Corp.                                3.0%
Bristol-Myers Squibb Co.                           2.6
Exxon Corp.                                        2.3
Philip Morris Cos., Inc.                           2.2
Texaco Inc.                                        2.2
Atlantic Richfield Co.                             2.1
Chevron Corp.                                      2.0
U S WEST                                           1.8
GTE Corp.                                          1.7
American Home Products Corp.                       1.7
--------------------------------------------------------
Top Ten                                           21.6%

SECTOR DIVERSIFICATION (% OF COMMON STOCK)
-----------------------------------------------------------------------------------------
                              SEPTEMBER 30, 1996              SEPTEMBER 30, 1997
                            -------------------------------------------------------------
                                 EQUITY INCOME        EQUITY INCOME             S&P 500
                            -------------------------------------------------------------
Auto & Transportation......          1.2%                   3.1%                  3.6%
Consumer Discretionary.....          5.5                    7.7                   9.6
Consumer Staples...........          8.8                    8.1                  10.8
Financial Services.........         20.4                   18.9                  16.8
Health Care................         13.4                   10.3                  10.7
Integrated Oils............         14.7                   15.0                   7.8
Materials & Processing.....          6.1                    6.9                   6.8
Other Energy...............          0.3                    0.1                   1.5
Producer Durables..........          1.8                    1.8                   4.6
Technology.................          1.6                    0.7                  13.2
Utilities..................         23.1                   24.5                   9.2
Other......................          3.1                    2.9                   5.4
-----------------------------------------------------------------------------------------

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a portfolio with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing investments.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a portfolio.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a portfolio's net assets represented by stocks or American Depository Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a portfolio in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. The midpoint of market capitalization (market price x shares outstanding) of the stocks in a portfolio. Half the stocks in the portfolio have higher market capitalizations and half lower.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a portfolio holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a portfolio, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a portfolio, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a portfolio, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a portfolio's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST STOCKS. The percentage of net assets that a portfolio has invested in its ten largest holdings. (The average for stock mutual funds is about 30%). As this percentage rises, a portfolio's returns are likely to be more volatile, since its return is more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Portfolios with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a portfolio's income from interest and dividends. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

PERFORMANCE SUMMARY
Equity Income Fund

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Fund. Note, too, that both share price and return can fluctuate widely so that an investment in the Fund could lose money.

TOTAL INVESTMENT RETURNS: MARCH 21, 1988 - SEPTEMBER 30, 1997
--------------------------------------------------------------
                 EQUITY INCOME FUND            S&P 500
FISCAL     CAPITAL    INCOME       TOTAL        TOTAL
YEAR       RETURN     RETURN       RETURN       RETURN
--------------------------------------------------------------
1988         5.8%       2.5%         8.3%         3.2%
1989        23.8        5.0         28.8         33.0
1990       -20.5        4.3        -16.2         -9.2
1991        18.0        8.5         26.5         31.2
1992         6.4        5.9         12.3         11.1
1993        14.1        5.1         19.2         13.0
1994        -6.5        4.3         -2.2          3.7
1995        19.8        5.0         24.8         29.7
1996        14.2        4.0         18.2         20.3
1997        30.0        4.2         34.2         40.4
--------------------------------------------------------------

See Financial Highlights table on page 16 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: MARCH 21, 1988 - SEPTEMBER 30, 1997
-------------------------------------------------------------------------------

[CHART]

----------------------------------------------------------------------------------------------
                                     AVERAGE ANNUAL TOTAL RETURNS
                                   PERIODS ENDED SEPTEMBER 30, 1997
                                 -------------------------------------
                                                             SINCE         FINAL VALUE OF A
                                   1 YEAR      5 YEARS     INCEPTION      $10,000 INVESTMENT
----------------------------------------------------------------------------------------------
Equity Income Fund                 34.17%      18.20%        15.12%             $38,257
Average Equity Income Fund         34.15       17.46         13.96               34,739
S&P 500 Index                      40.45       20.77         17.54               46,624
----------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1997

----------------------------------------------------------------------------------------------------
                                                                           SINCE INCEPTION
                            INCEPTION                             ----------------------------------
                              DATE        1 YEAR       5 YEARS      CAPITAL      INCOME      TOTAL
----------------------------------------------------------------------------------------------------
Equity Income Fund           3/21/88       34.17%      18.20%        9.99%        5.13%      15.12%
----------------------------------------------------------------------------------------------------

FINANCIAL STATEMENTS
September 30, 1997

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the Fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, preferred stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

      At the end of the Statement of Net Assets, you will find a table displaying the composition of the Fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Fund's investments and their cost, and reflects the gains (losses) that would be realized if the Fund were to sell all of its investments at their statement-date values.

                                                                  MARKET
                                                                  VALUE*
EQUITY INCOME FUND                                   SHARES        (000)
-------------------------------------------------------------------------
COMMON STOCKS (91.3%)
-------------------------------------------------------------------------
AUTO & TRANSPORTATION (2.8%)
   Dana Corp.                                        36,800   $    1,817
   Federal-Mogul Corp.                               41,670        1,547
   Ford Motor Co.                                   354,900       16,059
   General Motors Corp.                             153,900       10,302
   Genuine Parts Co.                                259,250        7,988
   Norfolk Southern Corp.                            47,800        4,935
   Union Pacific Corp.                              152,200        9,532
-  US Airways Group Inc.                             69,790        2,888
                                                              ----------
                                                                  55,068
                                                              ----------
CONSUMER DISCRETIONARY (7.0%)
   Avon Products, Inc.                               38,700        2,399
   Black & Decker Corp.                             111,100        4,138
   Deluxe Corp.                                     199,100        6,682
   Eastman Kodak Co.                                 62,550        4,062
   Fortune Brands, Inc.                             677,500       22,823
   IKON Office Solutions, Inc.                      121,800        3,114
-  Kmart Corp.                                      509,200        7,129
   May Department Stores Co.                        278,500       15,178
   The McGraw-Hill Cos.                              99,200        6,715
   J.C. Penney Co., Inc.                            547,100       31,869
   Reader's Digest Assn., Inc.
    Class A                                         141,600        4,248
   Tribune Co.                                      148,000        7,890
   Tupperware Corp.                                  99,100        2,787
   Wal-Mart Stores, Inc.                             80,700        2,956
   Waste Management Inc.                            203,555        7,112
   Whirlpool Corp.                                   99,900        6,625
-  Woolworth Corp.                                   31,300          693
                                                              ----------
                                                                 136,420
                                                              ----------
CONSUMER STAPLES (7.4%)
   Anheuser-Busch Cos., Inc.                        319,100       14,399
   The Clorox Co.                                   124,000        9,192
   The Coca-Cola Co.                                 40,000        2,438
-  Gallaher Group PLC ADR                           378,900        7,270
   General Mills, Inc.                              200,500       13,822
   H.J. Heinz Co.                                   283,800       13,108
   International Flavors &
    Fragrances, Inc.                                204,500       10,021
   Kellogg Co.                                      146,600        6,176
   Philip Morris Cos., Inc.                       1,051,750       43,713
   The Quaker Oats Co.                              152,000        7,657
   RJR Nabisco Holdings Corp.                       120,000        4,125
   UST Inc.                                         396,000       12,103
                                                              ----------
                                                                 144,024
                                                              ----------
FINANCIAL SERVICES (17.3%)
   American General Corp.                           423,318       21,960
   Banc One Corp.                                   372,350       20,782
   Bankers Trust New York Corp.                     178,500       21,866
   Barnett Banks, Inc.                              148,800       10,528
   H & R Block, Inc.                                181,900        7,026
   Citicorp                                          25,900        3,469
   CoreStates Financial Corp.                       323,400       21,405
   The Dun & Bradstreet Corp.                       424,900       12,057
   First Chicago NBD Corp.                          170,500       12,830
   First Union Corp.                                177,000        8,861
   Fleet Financial Group, Inc.                      127,200        8,340
   KeyCorp                                          146,400        9,315
   Lincoln National Corp.                           322,900       22,482
   Marsh & McLennan Cos., Inc.                      194,800       14,927
   Meditrust                                         80,000        3,320
   Mellon Bank Corp.                                399,600       21,878
   J.P. Morgan & Co., Inc.                          204,100       23,191
   National City Corp.                               34,000        2,093
   NationsBank Corp.                                260,118       16,095
   PNC Bank Corp.                                   332,400       16,225

-------------------------------------------------------------------------
                                                                  MARKET
                                                                  VALUE*
EQUITY INCOME FUND                                  SHARES         (000)
-------------------------------------------------------------------------
   SAFECO Corp.                                     233,600   $   12,352
   St. Paul Cos., Inc.                               69,000        5,628
   Sizzlers Property Investors, Inc.                 57,500          665
   U.S. Bancorp                                      89,983        8,683
   Wachovia Corp.                                   140,600       10,123
   Washington Mutual, Inc.                          288,540       20,090
                                                              ----------
                                                                 336,191
                                                              ----------
HEALTH CARE (9.4%)
   Aetna Inc.                                        25,300        2,060
   American Home Products Corp.                     457,600       33,405
   Baxter International, Inc.                       198,600       10,377
   Bristol-Myers Squibb Co.                         611,700       50,618
   Glaxo Wellcome PLC ADR                           351,400       15,791
   Eli Lilly & Co.                                  129,800       15,633
   Merck & Co., Inc.                                167,800       16,770
   Pfizer, Inc.                                     150,300        9,027
   Pharmacia & Upjohn, Inc.                         814,625       29,734
                                                              ----------
                                                                 183,415
                                                              ----------
INTEGRATED OILS (13.7%)
   Amerada Hess Corp.                                19,300        1,191
   Amoco Corp.                                      275,700       26,570
   Atlantic Richfield Co.                           471,000       40,241
   Chevron Corp.                                    469,800       39,081
   Exxon Corp.                                      699,200       44,792
   Lyondell Petrochemical Co.                       176,291        4,617
   Mobil Corp.                                      424,900       31,443
   Phillips Petroleum Co.                           125,800        6,494
   Royal Dutch Petroleum Co. ADR                    296,600       16,461
   Texaco Inc.                                      687,800       42,257
   USX-Marathon Group                               259,000        9,631
   Unocal Corp.                                      72,500        3,136
                                                              ----------
                                                                 265,914
                                                              ----------
OTHER ENERGY (0.1%)
-  Oryx Energy Co.                                   90,200        2,294
                                                              ----------

MATERIALS & PROCESSING (6.3%)
   ARCO Chemical Co.                                123,700        5,628
   Allegheny Teledyne Inc.                          275,200        7,878
   BetzDearborn, Inc.                                21,700        1,484
   Consolidated Papers, Inc.                          4,500          250
   Corning, Inc.                                     92,200        4,356
   Crown Cork & Seal Co., Inc.                       87,500        4,036
   Dow Chemical Co.                                 330,600       29,981
   E.I. du Pont de Nemours & Co.                    173,200       10,663
   Eastman Chemical Co.                              86,400        5,357
   International Paper Co.                           97,200        5,352
   Lubrizol Corp.                                    66,600        2,797
   Monsanto Co.                                     125,200        4,883
-  Owens-Illinois, Inc.                              61,700        2,094
   Potlatch Corp.                                   163,600        8,231
   Solutia Inc.                                      12,100          242
   Union Camp Corp.                                 174,800       10,783
   Weyerhaeuser Co.                                 270,000       16,031
   Witco Chemical Corp.                              72,900        3,326
                                                              ----------
                                                                 123,372
                                                              ----------
PRODUCER DURABLES (1.7%)
   Emerson Electric Co.                             115,400        6,650
   Honeywell, Inc.                                   60,200        4,045
   Lockheed Martin Corp.                             78,500        8,370
   Pitney Bowes, Inc.                                84,300        7,013
   Thomas & Betts Corp.                             117,200        6,402
                                                              ----------
                                                                  32,480
                                                              ----------
TECHNOLOGY (0.7%)
   Electronic Data Systems Corp.                    132,178        4,692
   General Motors Corp. Class H                      87,900        5,812
   International Business
    Machines Corp.                                   24,300        2,574
                                                              ----------
                                                                  13,078
                                                              ----------

UTILITIES (22.3%)
   AT&T Corp.                                       664,800       29,459
   Allegheny Energy, Inc.                           463,700       14,027
   Ameritech Corp.                                  352,500       23,441
   Baltimore Gas & Electric Co.                     422,500       11,724
   Bell Atlantic Corp.                              724,886       58,308
   BellSouth Corp.                                  350,600       16,215
   Central & South West Corp.                       421,600        9,354
   Consolidated Edison Co. of
    New York, Inc.                                  130,700        4,444
   Consolidated Natural Gas Co.                     334,800       19,481
   Dominion Resources, Inc.                         148,300        5,617
   Duke Energy Corp.                                304,700       15,064
   Edison International                             397,100       10,027
   Energy Group PLC ADR                              20,350          847
   FPL Group, Inc.                                   86,200        4,418
   Florida Progress Corp.                            83,800        2,765
   GTE Corp.                                        748,500       33,963
   Long Island Lighting Co.                         368,700        9,448
   New Century Energies, Inc.                        71,100        2,955
   NICOR, Inc.                                      249,000        9,337
   Northern States Power Co.                         98,900        4,920
   OGE Energy Corp.                                 181,300        8,555
   PP&L Resources Inc.                              234,000        5,119
   Pacific Enterprises                              102,300        3,465
   PacifiCorp                                       517,000       11,568
   Potomac Electric Power Co.                       196,400        4,468
   Public Service Enterprise
    Group Inc.                                      176,600        4,547
   SBC Communications Inc.                          317,701       19,499
   SCANA Corp.                                      190,600        4,777
   Southern Co.                                     411,100        9,275
   Southern New England
    Telecommunications Corp.                         99,800        4,085
   TECO Energy, Inc.                                214,900        5,265
   Texas Utilities Co.                              258,500        9,306
   Union Electric Co.                               285,700       10,981
   U S WEST Communications
    Group                                           804,550       30,975
-  U S WEST Media Group                             150,000        3,347
   Western Resources, Inc.                           64,000        2,196
   Wisconsin Energy Corp.                           447,100       11,625
                                                              ----------
                                                                 434,867
                                                              ----------
OTHER (2.6%)
   Cooper Industries, Inc.                           35,000        1,892
   Federal Signal Corp.                              56,000        1,421
   General Electric Co.                             216,200       14,715
   Minnesota Mining &
    Manufacturing Co.                               229,300       21,210

-------------------------------------------------------------------------
                                                                  MARKET
                                                                  VALUE*
                                                    SHARES         (000)
-------------------------------------------------------------------------
   Ogden Corp.                                      323,900    $   7,652
   Westinghouse Electric Corp.                      141,600        3,832
                                                              ----------
                                                                  50,722
                                                              ----------
-------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (Cost $1,132,542)                                           1,777,845
-------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (1.8%)
-------------------------------------------------------------------------
   Aetna Inc.
    6.25% Cvt. Pfd. Series C                         27,000        2,092
   AirTouch Communications, Inc.
    6.00% Cvt. Pfd.                                 140,000        4,515
   Crown Cork & Seal Co., Inc.
    4.50% Cvt. Pfd.                                 140,000        6,160
   Globalstar Telecommunications
    Ltd. 6.50% Cvt. Pfd.                             76,100        6,773
   Host Marriott Corp.
    6.75% Cvt. Pfd.                                  75,000        5,091
   Houston Industries Inc.
    7.00% Cvt. Pfd.                                  75,000        3,872
   Loral Space & Communications
    Ltd. 6.00% Cvt. Pfd. Series C                    90,000        5,344
   McDermott International, Inc.
    $2.875 Cvt. Pfd. Series C                        17,500          979
-------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
   (COST $28,184)                                                 34,826
-------------------------------------------------------------------------
                                                       FACE
                                                     AMOUNT
                                                      (000)
-------------------------------------------------------------------------
CONVERTIBLE BONDS (0.7%)
-------------------------------------------------------------------------
ALZA Corp.
   0.00%, 7/14/14                                 $   8,784        3,876
Molten Metal Technology Inc.
   5.50%, 5/1/06                                      1,550          651
National Semiconductor
   6.50%, 10/1/02                                     6,000        6,937
Roche Holdings, Inc.
   0.00%, 4/20/10                                       800          403
   0.00%, 5/6/12                                      2,500        1,091
Time Warner, Inc.
   0.00%, 12/17/12                                    2,600        1,017
-------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
   (COST $14,433)                                                 13,975
-------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (6.3%)
-------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   6.05%, 10/1/97
   (COST $122,688)                                  122,688      122,688
-------------------------------------------------------------------------
TOTAL INVESTMENTS (100.1%)
   (COST $1,297,847)                                           1,949,334
-------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                                   MARKET
                                                                   VALUE*
                                                                    (000)
-------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.1%)
-------------------------------------------------------------------------
Other Assets--Note C                                         $     8,343
Liabilities                                                       (9,667)
                                                             ------------
                                                                  (1,324)
-------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------
Applicable to 87,449,978 outstanding
   $.001 par value shares
   (authorized 1,000,000,000 shares)                         $1,948,010
=========================================================================

NET ASSET VALUE PER SHARE                                        $22.28
=========================================================================

*See Note A in Notes to Financial Statements.
-Non-Income Producing Security.
ADR--American Depository Receipt.

---------------------------------------------------------------------
AT SEPTEMBER 30, 1997, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------
                                              AMOUNT             PER
                                               (000)           SHARE
---------------------------------------------------------------------
 Paid in Capital                          $1,201,063          $13.74
 Undistributed Net
   Investment Income                          15,636             .18
 Accumulated Net
   Realized Gains                             79,824             .91
 Unrealized Appreciation--
   Note E                                    651,487            7.45
---------------------------------------------------------------------
 NET ASSETS                               $1,948,010          $22.28
=====================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the Fund during the reporting period, and details the operating expenses charged to the Fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

--------------------------------------------------------------------------------------------------------------
                                                                                           EQUITY INCOME FUND
                                                                                YEAR ENDED SEPTEMBER 30, 1997
                                                                                                        (000)
--------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends                                                                                        $ 52,318
    Interest                                                                                            6,653
                                                                                                   -----------
        Total Income                                                                                   58,971
                                                                                                   -----------
EXPENSES
    Investment Advisory Fees--Note B
        Basic Fee                                                                                       2,739
        Performance Adjustment                                                                           (287)
    The Vanguard Group--Note C
        Management and Administrative                                                                   4,112
        Marketing and Distribution                                                                        311
    Taxes (other than income taxes)                                                                       115
    Custodian Fees                                                                                         40
    Auditing Fees                                                                                          15
    Shareholders' Reports                                                                                  64
    Annual Meeting and Proxy Costs                                                                          8
    Directors' Fees and Expenses                                                                            4
                                                                                                   -----------
        Total Expenses                                                                                  7,121
        Expenses Paid Indirectly--Note C                                                                 (171)
                                                                                                   -----------
        Net Expenses                                                                                    6,950
--------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                  52,021
--------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT SECURITIES SOLD                                                        87,674
--------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES                             330,068
--------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                 $469,763
==============================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the Fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

------------------------------------------------------------------------------------------------------------------------
                                                                                                EQUITY INCOME FUND
                                                                                             YEAR ENDED SEPTEMBER 30,
                                                                                         -------------------------------
                                                                                                1997               1996
                                                                                               (000)              (000)
------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                                                                $    52,021       $     43,060
    Realized Net Gain                                                                         87,674             37,039
    Change in Unrealized Appreciation (Depreciation)                                         330,068            107,851
                                                                                        --------------------------------
        Net Increase in Net Assets Resulting from Operations                                 469,763            187,950
                                                                                        --------------------------------
DISTRIBUTIONS
    Net Investment Income                                                                    (51,653)           (41,545)
    Realized Capital Gain                                                                    (43,397)           (10,870)
                                                                                        --------------------------------
        Total Distributions                                                                  (95,050)           (52,415)
                                                                                        --------------------------------
NET EQUALIZATION CREDITS--Note A                                                               2,336              2,104
                                                                                        --------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                                                   438,790            390,890
    Issued in Lieu of Cash Distributions                                                      85,052             46,196
    Redeemed                                                                                (262,262)          (232,739)
                                                                                        --------------------------------
        Net Increase from Capital Share Transactions                                         261,580            204,347
------------------------------------------------------------------------------------------------------------------------
    Total Increase                                                                           638,629            341,986
------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                                                      1,309,381            967,395
                                                                                        --------------------------------
    End of Year                                                                           $1,948,010         $1,309,381
========================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                                                    22,366             23,377
    Issued in Lieu of Cash Distributions                                                       4,493              2,725
    Redeemed                                                                                 (13,431)           (13,877)
                                                                                        --------------------------------
        Net Increase in Shares Outstanding                                                    13,428             12,225
========================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the Fund's investment results and distributions to shareholders on a per-share basis. It also presents the Fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the Fund's total return; how much it costs to operate the Fund; and the extent to which the Fund tends to distribute capital gains.

      The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Fund for one year. Finally, the table lists the Fund's Average Commission Rate Paid, a disclosure required by the SEC beginning in 1996. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.

---------------------------------------------------------------------------------------------------------------------------
                                                                                     EQUITY INCOME FUND
                                                                                  YEAR ENDED SEPTEMBER 30,
                                                              -------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                      1997         1996         1995         1994         1993
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                              $17.69       $15.65       $13.16       $14.62       $12.81
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                          .64          .63          .60          .59          .59
    Net Realized and Unrealized Gain (Loss) on Investments        5.17         2.18         2.56         (.92)        1.81
                                                              -------------------------------------------------------------
        Total from Investment Operations                          5.81         2.81         3.16         (.33)        2.40
                                                              -------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                          (.64)        (.60)        (.58)        (.61)        (.59)
    Distributions from Realized Capital Gains                     (.58)        (.17)        (.09)        (.52)          --
                                                              -------------------------------------------------------------
        Total Distributions                                      (1.22)        (.77)        (.67)       (1.13)        (.59)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                    $22.28       $17.69       $15.65       $13.16       $14.62
===========================================================================================================================

TOTAL RETURN                                                    34.17%       18.22%       24.77%       -2.19%       19.17%
===========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                          $1,948       $1,309         $967         $901       $1,106
    Ratio of Total Expenses to Average Net Assets                0.45%        0.42%        0.47%        0.43%        0.40%
    Ratio of Net Investment Income to Average Net Assets         3.25%        3.69%        4.27%        4.41%        4.39%
    Portfolio Turnover Rate                                        22%          21%          31%          18%          15%
    Average Commission Rate Paid                                $.0599       $.0598          N/A          N/A          N/A
---------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

Vanguard Equity Income Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

   1. SECURITY VALUATION: Securities listed on an exchange are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities not listed on an exchange are valued at the latest quoted bid prices. Temporary cash investments are valued at cost, which approximates market value.

   2. FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

   3. EQUALIZATION: The Fund follows the accounting practice known as "equalization," under which a portion of the price of capital shares issued and redeemed, equivalent to undistributed net investment income per share on the date of the transaction, is credited or charged to undistributed income. As a result, undistributed income per share is unaffected by capital share transactions.

   4. REPURCHASE AGREEMENTS: The Fund, along with other members of The
Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

   5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

   6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Newell Associates; Spare, Kaplan, Bischel & Associates; and John A. Levin
& Co., Inc., provide investment advisory services to the Fund for fees calculated at an annual percentage rate of average net assets. The basic fee of Spare, Kaplan, Bischel & Associates is subject to quarterly adjustments based on performance relative to the S&P/BARRA Value Index; the basic fee for John A. Levin & Co., Inc., is subject to quarterly adjustments based on performance relative to the S&P 500 Index. For the year ended September 30, 1997, the aggregate advisory fee represented an effective annual basic rate of 0.17% of the Fund's average net assets before a decrease of $287,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Directors. At September 30, 1997, the Fund had contributed capital of $130,000 to Vanguard (included in Other Assets), representing 0.6% of Vanguard's capitalization. The Fund's Directors and officers are also Directors and officers of Vanguard.

   Vanguard has asked the Fund's investment advisers to direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the Fund part of the commissions generated. Such rebates are used solely to reduce the Fund's administrative expenses. For the year ended September 30, 1997, these arrangements reduced the Fund's expenses by $171,000 (0.01% of average net assets).

D. During the year ended September 30, 1997, the Fund purchased $511,328,000 of investment securities and sold $321,422,000 of investment securities other than temporary cash investments.

E. At September 30, 1997, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $651,487,000, consisting of unrealized gains of $657,494,000 on securities that had risen in value since their purchase and $6,007,000 in unrealized losses on securities that had fallen in value since their purchase.

REPORT OF INDEPENDENT ACCOUNTANTS



To the Shareholders and
Board of Directors of
Vanguard Equity Income Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Equity Income Fund (the "Fund") at September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been settled, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

October 31, 1997

SPECIAL 1997 TAX INFORMATION (UNAUDITED) FOR VANGUARD EQUITY INCOME FUND

This information for the fiscal year ended September 30, 1997, is included pursuant to provisions of the Internal Revenue Code.

   The Fund designates $74,663,000 as capital gain dividends (from net long-term capital gains), of which $8,824,000 was distributed to shareholders in December 1996. The balance of $65,839,000, along with any additional gains realized through October 31, 1997, will be distributed in December 1997.

   For corporate shareholders, 78.9% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

DIRECTORS AND OFFICERS

JOHN C. BOGLE
Chairman of the Board and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
President, Chief Executive Officer, and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN
Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc., and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.>> 2


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.


"Standard & Poor's 500," "S&P 500(R)," "Standard & Poor's(R)," "S&P(R)," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

THE VANGUARD
FAMILY OF FUNDS

EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
   Vanguard/Windsor Fund
   Vanguard/Windsor II
   Vanguard Equity Income Fund
   Vanguard Growth and Income Portfolio
   Vanguard Selected Value Portfolio
   Vanguard/Trustees' Equity-U.S. Portfolio
   Vanguard Convertible Securities Fund

BALANCED FUNDS
   Vanguard/Wellington Fund
   Vanguard/Wellesley Income Fund
   Vanguard STAR Portfolio
   Vanguard Asset Allocation Fund
   Vanguard LifeStrategy Portfolios

GROWTH FUNDS
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   Vanguard/PRIMECAP Fund
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AGGRESSIVE GROWTH FUNDS
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INTERNATIONAL FUNDS
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INDEX FUNDS
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FIXED-INCOME FUNDS

MONEY MARKET FUNDS
   Vanguard Money Market Reserves
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   Vanguard Admiral Funds

INCOME FUNDS
   Vanguard Fixed Income Securities Fund
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TAX-EXEMPT MONEY MARKET FUNDS
   Vanguard Municipal Bond Fund
   Vanguard State Tax-Free Funds (CA, NJ, NY, OH, PA)

TAX-EXEMPT INCOME FUNDS
   Vanguard Municipal Bond Fund
   Vanguard State Tax-Free Funds (CA, FL, NJ, NY, OH, PA)


FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

http://www.vanguard.com
online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.


[THE VANGUARD GROUP LOGO]
Post Office Box 2600
Valley Forge, Pennsylvania 19482


Q650-9/97 - (C) 1997 Vanguard Marketing Corporation, Distributor